UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2021

Bank of Commerce Holdings
(Exact name of Registrant as Specified in Its Charter)

California	000-25135	94-2823865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Capitol Mall, Suite 1255 Sacramento, California		95814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 421-2575

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BOCH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

Bank of Commerce Holdings (the “Company”) held a special meeting of shareholders on September 21, 2021. The Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the meeting dated August 17, 2021. At the close of business on August 11, 2021, the record date of the special meeting, there were 16,757,032 shares of the Company’s common stock outstanding and entitled to vote. Of those shares, 11,091,395, representing 66.18% of the total shares outstanding and entitled to vote, were represented in person or by proxy at the special meeting.

Voting Results

Proposal 1 – Approval of the Merger Agreement

The shareholders voted to approve the Agreement and Plan of Merger, dated as of June 23, 2021 (the “Merger Agreement”), by and between the Company and Columbia Banking System, Inc. (“Columbia”), pursuant to which the Company will merge with and into Columbia (the “Merger”), with Columbia continuing as the surviving corporation (the “Surviving Corporation”).Shortly thereafter, Merchants Bank of Commerce, a California state-chartered bank and wholly owned subsidiary of the Company, will merge with and into Columbia State Bank, a Washington state-chartered bank and wholly owned subsidiary of Columbia. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,643,264	435,414	12,717	0

Proposal 2 – Advisory Vote on Certain Compensatory Arrangements

The shareholders voted to approve, on a non-binding, advisory basis, the agreements for and compensation to be paid by the Company to the Company’s named executive officers in connection with the Merger, and the agreements and understandings pursuant to which such compensation may be paid or become payable. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,448,336	4,078,924	564,135	0

Proposal 3 – Approval of the Adjournment Proposal

The shareholders voted to approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal. The results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,397,984	662,029	31,382	0

Item 8.01.         Other Events.

On September 22, 2021, the Company and Columbia issued a joint press release announcing the results of the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release dated September 22, 2021 announcing the results of the special meeting of shareholders
104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF COMMERCE HOLDINGS

Date: September 23, 2021	By:	/s/ James A. Sundquist
James A. Sundquist
Executive Vice President – Chief Financial Officer